EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 of Limited Brands, Inc. dated May 22, 2003.


/s/ Ernst & Young LLP

Columbus, Ohio
May 22, 2003